United Bankshares, Inc. Fourth Quarter & Fiscal Year 2019 Earnings Review January 29, 2020 Exhibit 99.2

Forward-Looking Statements Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the merger (the “Merger”) between Carolina Financial Corporation (“Carolina Financial”) and United; (ii) United’s and Carolina Financial’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Carolina Financial and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Carolina Financial. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Carolina Financial may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Carolina Financial may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Carolina Financial are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United's and Carolina Financial's markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Carolina Financial’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United and Carolina Financial caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Carolina Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Carolina Financial do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. Additional Information About the Merger and Where to Find It This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Stockholders of United and Carolina Financial and other investors are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that United files with the Securities and Exchange Commission in connection with the proposed Merger because it will contain important information about United, Carolina Financial, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC's Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The joint proxy statement/prospectus and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing Carolina Financial’s website at www.haveanicebank.com under the tab “Investor Relations” and then under the heading “SEC Filings”. You are urged to read the joint proxy statement/prospectus carefully before making a decision concerning the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Transactions United, Carolina Financial and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from United’s and Carolina Financial’s stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the United and Carolina Financial stockholders in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on March 29, 2019. You can find information about Carolina Financial’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on March 22, 2019. You can obtain free copies of these documents from United, or Carolina Financial using the contact information above.

2019 HIGHLIGHTS Achieved record Net Income of $260.1 million and record Diluted Earnings Per Share of $2.55 for FY 2019 Increased dividends to shareholders for the 46th consecutive year, with a current dividend yield of 3.9% (based upon recent prices) Announced the signing of a definitive merger agreement to acquire Carolina Financial Corporation Generated Return on Average Assets of 1.34%, Return on Average Equity of 7.80%, and Return on Average Tangible Equity* of 14.26% Outperformed peer ROAA and ROATE Strong expense control with an efficiency ratio of 52.5% Asset quality and capital position remain sound, with Non Performing Assets decreasing 8.2% in FY 2019 Repurchased 1,009,150 shares of common stock during 2019 *Non GAAP measure. Refer to appendix.

EARNINGS SUMMARY Linked-Quarter (LQ) Net Income was $63.3 million in 4Q19 compared to $66.0 million in 3Q19. Diluted EPS were $0.62 in 4Q19 compared to $0.65 in 3Q19. Net Interest Income was relatively flat, decreasing $635 thousand compared to 3Q19 due primarily to a decline in average earning assets of $191.1 million. Provision expense increased $834 thousand while asset quality remained sound with NPAs decreasing $12.1 million. Net charge-offs were 0.17% of loans. Non-Interest Income decreased $5.0 million due primarily to a decrease in mortgage banking revenues of $6.5 million, partially offset by an increase of $1.6 million in income from bank-owned life insurance policies. Non-Interest Expense was relatively flat, increasing $766 thousand due primarily to an increase of $2.2 million in other expenses driven by an increase in charitable donations of $1.2 million and merger expenses of $589 thousand. Conversely, employee compensation declined $1.9 million due mainly to lower commissions expense related to the decrease in mortgage banking activity.

PERFORMANCE RATIOS Strong and consistent profitability and expense control. FY 2017 was impacted by $26.8 million in pre tax merger related expenses and $37.7 million in additional tax expense related to the Tax Act. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Reported Net Interest Margin increased from 3.27% to 3.29% LQ. Linked-quarter Net Interest Margin increase was primarily due to an increase in purchase accounting loan accretion of $1.4 million. 4Q19 Net Interest Income, excluding purchase accounting loan accretion, was down $2.1 million from 3Q19 due mainly to the lower market rates and a decline in average earning assets. Scheduled loan accretion is estimated at $15 million for FY 2020 and $13 million for FY 2021 (represents UBSI on a standalone basis not including the impact of the CARO acquisition or PCD rate mark). $ in millions

LOAN SUMMARY (excludes Loans Held for Sale) Linked-Quarter loan balances increased $76 million with growth in C&I and Construction loans being offset by declines in Non Owner Occupied CRE loans. Achieved full year 2019 loan growth of 2.1%. Non Owner Occupied CRE to Total Risk Based Capital was 243% at 4Q19. CRE portfolio continues to perform exceptionally well and remains diversified among underlying collateral types. $ in millions

DEPOSIT SUMMARY Strong core deposit base with 33% of deposits in Non Interest Bearing accounts. LQ deposit decline of $243 million driven by a decline in brokered deposits of $196 million. Enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets where United has a dominant market share position. #7 deposit market share position in the Washington D.C. MSA. #2 deposit market share position in the state of West Virginia. $ in millions   4Q19 % of Total LQ Change Interest Bearing $ 9,231 66.6% $ (292) Non Interest Bearing $ 4,621 33.4% $ 49 Total Deposits $ 13,852 100.0% $ (243)

ENHANCING FRANCHISE VALUE Deposit Market Share: Washington D.C. MSA Since 2014, United has completed 3 acquisitions in the Washington D.C. MSA, significantly increasing franchise value (Cardinal, Bank of Georgetown, & Virginia Commerce). United has increased deposit market share in the Washington D.C. MSA from #15 in 2013 to #7 in 2019, with total deposits increasing from $2.1 billion to $8.6 billion. During this time period, the Washington D.C. MSA has grown from $154 billion in total market deposits to $219 billion. Source: SNL Financial

STRONG DEPOSIT MARKET SHARE IN WV Source: SNL Financial 6/30/2019 1. Truist Financial Corp. 15.44% 2. United Bankshares, Inc. 14.01% 3. WesBanco, Inc. 8.51% 4. City Holding Company 7.69% 5. Huntington Bancshares Inc. 6.13% 6. JPMorgan Chase & Co. 5.39% 7. Summit Financial Group, Inc. 4.36% 8. MVB Financial Corp. 3.50% 9. First Community Bancshares Inc. 2.76% 10. Premier Financial Bancorp Inc. 2.48% With total deposits of $4.8 billion in WV, United ranks #2 in deposit market share (second only to Truist). United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state of West Virginia. The five markets include Charleston, Morgantown, Parkersburg, Wheeling, and Beckley, WV.

CREDIT QUALITY End of Period Balances (000s) 9/30/19 12/31/19 Non Accrual Loans $69,884 $63,209 90-Day Past Due Loans $9,840 $9,494 Restructured Loans $60,559 $58,369 Total Non Performing Loans $140,283 $131,072 Other Real Estate Owned $18,367 $15,515 Total Non Performing Assets $158,650 $146,587 Non Performing Loans / Loans 1.03% 0.96% Non Performing Assets / Total Assets 0.80% 0.75% Net Charge-offs / Average Loans 0.13% 0.17% Non Performing Assets (NPAs) decreased (7.6)% LQ and (8.2)% YTD. Credit quality remains solid and is expected to be stable in 2020.

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 9/30/19 12/31/19** Common Equity Tier 1 Ratio 12.3% 12.5% Tier 1 Capital Ratio 12.3% 12.5% Total Risk Based Capital Ratio 14.4% 14.7% Leverage Ratio 10.2% 10.5% Total Equity to Total Assets 17.0% 17.1% *Tangible Equity to Tangible Assets (non GAAP) 10.1% 10.2% Book Value Per Share $33.03 $33.12 *Tangible Book Value Per Share (non GAAP) $18.16 $18.27 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United repurchased 32,150 common shares during the fourth quarter and 1,009,150 common shares during FY 2019. *Non GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date.

GEORGE MASON MORTGAGE George Mason Mortgage is the #1 purchase money lender in the Washington D.C. MSA. GMM gain on sale revenue and business unit profitability will depend upon future production mix (in-house vs. secondary) and general market conditions. The impact from ASC 815 (formerly SAB 109) on a pretax basis was $0.6 million in 3Q19 and $(2.9) million in 4Q19. On a full year basis, the impact from ASC 815 was $(2.4) million in 2018 and $3.6 million in 2019. GMM- Three Months Ended GMM- Year Ended (000s) 9/30/19 12/31/19 2018 2019 Applications $1,290,000 $896,000 $3,912,000 $4,330,000 Loans Originated $907,896 $777,312 $2,619,454 $2,941,722 Loans Sold $865,873 $800,400 $2,608,242 $2,804,451 Purchase Money % 63% 66% 83% 72% Realized Gain on Sale Margin 2.74% 2.84% 2.72% 2.86% Locked Pipeline (EOP) 262,313 143,465 122,677 143,465 Total Income $24,534 $20,493 $69,870 $84,800 Total Expense $20,256 $18,419 $72,632 $72,288 Income Before Tax $4,278 $2,074 $(2,762) $12,512 Net Income After Tax $3,401 $1,882 $(2,257) $10,157

2020 OUTLOOK Loans & Deposits: Annual loan and deposit growth rates expected in the low to mid single digits for 2020 (compared to 4Q19 end of period balances). Net Interest Margin / Net Interest Income: Relatively stable core NIM (excluding purchase accounting loan accretion / compared to 4Q19 net interest margin). Asset Quality: Stable asset quality metrics. CECL Impact: Estimated 20-30% increase in allowance for credit losses Non Interest Income: 2020 NII growth, excluding George Mason Mortgage Company, gain on sale of premises, and gain / loss on investments, is estimated in the low single digits (compared to FY 2019). Non Interest Expense: 2020 NIE growth, excluding George Mason Mortgage Company and $5.1 million in FHLB prepayment penalties, is estimated in the low single digits (compared to FY 2019). FDIC expense is estimated to be approximately $2.4 million per quarter in 2020. Tax Rate: 2020 Tax Rate estimated at approximately 20.5%. The outlook below considers UBSI on a standalone basis and does not consider the pending acquisition of CARO. The outlook below reflects a continuation of the current economic climate and interest rate environment with no changes to the federal funds target rate. Our outlook may change if the expectations for these items vary from current expectations.

UBSI INVESTMENT THESIS Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 3.9% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider ownership 46 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 14.5x (based upon median 2020 street consensus estimate of $2.47 per Bloomberg)

MERGER UPDATE - CAROLINA FINANCIAL Announced the signing of a definitive merger agreement on November 18, 2019 to acquire 100% of the outstanding shares of Carolina Financial Corp. (CARO) Continues UBSI’s strategic expansion in the Carolinas with a financially compelling acquisition of a high-performing bank CARO closed the acquisition of Carolina Trust BancShares, Inc. (CART) on December 31, 2019 Filed regulatory applications and S-4 in January 2020 Anticipate closing during Q2 2020 (subject to regulatory and shareholder approvals) Systems conversions expected Q2 2020 (CART customers) and Q3 2020 (CARO customers) Pro Forma Franchise Footprint Transaction Update UBSI 156 Locations CARO 73 Branches

THE CHALLENGE TO BE THE BEST NEVER ENDS www.ubsi-inc.com

Reconciliation of non-GAAP Items January 2020 (dollars in thousands) 2015 2016 2017 2018 2019 (1) Return on Average Tangible Equity Net Income (GAAP) $137,959 $147,083 $150,581 $256,342 $260,099 Average Total Shareholders' Equity (GAAP) $1,702,490 $1,918,887 $2,959,293 $3,268,944 $3,336,075 Less: Average Total Intangibles (729,748) (820,558) (1,319,109) (1,519,175) (1,511,501) Average Tangible Equity (non-GAAP) $972,742 $1,098,329 $1,640,184 $1,749,769 $1,824,574   Formula: Net Income/Average Tangible Equity   Return on Average Tangible Equity (non-GAAP) 14.18% 13.39% 9.18% 14.65% 14.26%

Reconciliation of non-GAAP Items (cont.) January 2020 (dollars in thousands)   9/30/2019 12/31/2019     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 19,751,461 $ 19,662,324   Less: Total Intangibles (GAAP) (1,509,699) (1,507,945)     Tangible Assets (non-GAAP) $ 18,241,762 $ 18,154,379         Total Shareholders' Equity (GAAP)   $ 3,354,342 $ 3,363,833     Less: Total Intangibles (GAAP)   (1,509,699) (1,507,945)   Tangible Equity (non-GAAP)   $ 1,844,643 $ 1,855,888   Tangible Equity to Tangible Assets (non-GAAP)   10.1% 10.2%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,354,342 $ 3,363,833   Less: Total Intangibles (GAAP) (1,509,699) (1,507,945)   Tangible Equity (non-GAAP) $ 1,844,643 $ 1,855,888   ÷ EOP Shares Outstanding (Net of Treasury Stock) 101,555,696 101,553,671   Tangible Book Value Per Share (non-GAAP) $18.16 $18.27